UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  December 7, 2006
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                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                      (IRS Employer Identification No.)


      210 East Kirkwood Avenue
           Bloomington, IN                                 47408
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.


     On December 7, 2006, the Company's Compensation Committee approved 2007 salaries and incentive compensation plans for the Company's executive officers and approved 2007 compensation for the Company's Board of Directors. A copy of the 2007 Schedule of Director Compensation is attached as Exhibit 10(xi) and the 2007 Schedule of Executive Officer Compensation is attached as Exhibit 10(xii).



Item 9.01         Financial Statements and Exhibits.

                  (c)   Exhibits

                        10(xi)  2007 Schedule of Director Compensation

                        10(xii)  2007 Schedule of Executive Officer Compensation

                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE December 13, 2006

                                 MONROE BANCORP



                                 /s/ Mark D. Bradford
                                 Mark D. Bradford
                                 President, Chief Executive Officer

                                Index to Exhibits
                                -----------------



Exhibit                    Description
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10(xi)                     2007 Schedule of Director Compensation

10(xii)                    2007 Schedule of Executive Officer Compensation